                                                                    Exhibit 99.3

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-WMC1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                FEBRUARY 2, 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-WMC1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

FICO & DOCUMENTATION

                             FULL/ALT  LIMITED   LITE    STATED                                     AVG PRIN    CURRENT
FICO SCORE       FULL DOC.     DOC.      DOC.     DOC.     DOC.   STREAMLINED   ALL DOCS    WAC        BAL        LTV
----------       ---------   --------  -------   -----   ------   -----------   --------   -----   ----------   -------
(50 increment)
NOT AVAILABLE
451 TO 500          0.07%      0.00%     0.00%   0.00%    0.01%       0.00%        0.08%   8.418%  169,738.49    74.40%
501 TO 550          3.47%      0.04%     1.04%   0.30%    1.27%       0.00%        6.12%   8.087%  203,797.41    75.61%
551 TO 600          9.27%      0.08%     3.17%   1.25%    2.81%       0.24%       16.82%   7.655%  195,748.25    81.14%
601 TO 650         11.59%      0.10%     6.94%   1.26%    6.43%      11.96%       38.28%   7.600%  192,012.00    82.79%
651 TO 700          4.52%      0.00%     3.61%   1.18%    3.40%      11.73%       24.43%   7.531%  196,522.68    83.49%
701 TO 750          2.50%      0.05%     1.52%   0.47%    0.94%       5.28%       10.74%   7.346%  208,314.31    83.51%
751 TO 800          0.81%      0.00%     0.37%   0.07%    0.26%       1.87%        3.40%   7.286%  208,715.07    82.48%
801 TO 850          0.02%      0.00%     0.00%   0.00%    0.07%       0.04%        0.14%   7.362%  244,796.05    86.21%
                   -----       ----     -----    ----    -----       -----       ------    -----   ----------    -----
TOTAL              32.25%      0.27%    16.65%   4.52%   15.19%      31.12%      100.00%   7.584%  196,666.46    82.31%
                   =====       ====     =====    ====    =====       =====       ======    =====   ==========    =====

LTV & FICO

                                                                                                                       AVG PRIN
CURRENT LTV        NA    451-500   501-550   551-600   601-650   651-700   701-750   751-800   801-850      TOTAL         BAL
-----------       ----   -------   -------   -------   -------   -------   -------   -------   -------   ----------   ----------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00            0.00%     0.00%      0.01%     0.01%     0.00%     0.00%    0.00%     0.00%        0.02%     96,597.79
20.01 TO 30.00            0.01%     0.05%      0.03%     0.04%     0.01%     0.01%    0.00%     0.00%        0.15%    117,099.48
30.01 TO 40.00            0.00%     0.09%      0.12%     0.04%     0.04%     0.03%    0.00%     0.00%        0.33%    129,889.06
40.01 TO 50.00            0.00%     0.19%      0.14%     0.17%     0.07%     0.00%    0.05%     0.00%        0.63%    180,743.94
50.01 TO 60.00            0.00%     0.31%      0.54%     0.61%     0.18%     0.07%    0.02%     0.00%        1.73%    203,240.17
60.01 TO 70.00            0.01%     1.14%      1.67%     1.34%     0.44%     0.16%    0.10%     0.00%        4.85%    237,939.79
70.01 TO 80.00            0.01%     2.25%      7.02%    23.34%    16.10%     7.49%    2.40%     0.03%       58.64%    262,621.20
80.01 TO 90.00            0.05%     1.94%      4.24%     6.28%     3.07%     0.95%    0.24%     0.09%       16.85%    257,012.23
90.01 TO 100.00           0.00%     0.15%      3.03%     6.45%     4.53%     2.04%    0.58%     0.01%       16.81%     91,714.39
                          ----      ----      -----     -----     -----     -----     ----      ----       ------     ----------
TOTAL                     0.08%     6.12%     16.82%    38.28%    24.43%    10.74%    3.40%     0.14%      100.00%    196,666.46
                          ====      ====      =====     =====     =====     =====     ====      ====       ======     ==========

                           GROSS   LIMTED    STATED
CURRENT LTV        WAC    MARGIN     DOC      DOC     LITE DOC.   STREAMLINED
-----------       -----   ------   ------   -------   ---------   -----------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00    7.905    6.683    0.00%   100.00%      0.00%        0.00%
20.01 TO 30.00    7.546    6.425    5.33%    46.52%     12.52%        0.00%
30.01 TO 40.00    7.404    6.307   16.18%    24.94%      3.32%        0.00%
40.01 TO 50.00    7.285    6.388   21.45%    42.71%      1.52%        0.00%
50.01 TO 60.00    7.050    6.181   14.52%    48.63%      2.16%        0.00%
60.01 TO 70.00    7.192    6.126   11.06%    52.98%      3.48%        1.72%
70.01 TO 80.00    7.114    6.327   14.38%    12.05%      4.14%       41.34%
80.01 TO 90.00    7.426    6.519   23.93%    25.26%      5.45%        0.90%
90.01 TO 100.00   9.568    6.938   19.05%     0.07%      5.53%       39.53%
                  -----    -----   -----    ------      -----        -----
TOTAL             7.584    6.394   16.65%    15.19%      4.52%       31.12%
                  =====    =====   =====    ======      =====        =====

PRIN BALANCE & FICO

                                                                                                                     CURRENT
PRIN BALANCE           NA    451-500   501-550   551-600   601-650   651-700   701-750   751-800   801-850   TOTAL     LTV
------------          ----   -------   -------   -------   -------   -------   -------   -------   -------   -----   -------
(50,000 increments)
1 TO 50,000                   0.00%     0.04%      0.28%     0.97%     0.58%     0.23%    0.05%     0.00%     2.16%   97.15%
50,001 TO 100,000             0.00%     0.24%      1.13%     2.98%     2.30%     0.85%    0.31%     0.01%     7.82%   92.87%
100,001 TO 150,000            0.03%     0.95%      1.83%     3.82%     2.03%     1.10%    0.26%     0.00%    10.02%   84.86%
150,001 TO 200,000            0.00%     1.01%      2.53%     3.42%     2.09%     0.65%    0.22%     0.01%     9.95%   79.87%
200,001 TO 250,000            0.00%     0.98%      2.25%     4.34%     2.14%     0.78%    0.39%     0.00%    10.87%   79.37%
250,001 TO 300,000            0.05%     0.75%      1.98%     4.49%     2.71%     1.13%    0.33%     0.00%    11.43%   79.63%
300,001 TO 350,000            0.00%     0.59%      1.74%     3.77%     2.92%     1.02%    0.44%     0.02%    10.51%   80.40%
350,001 TO 400,000            0.00%     0.62%      1.36%     3.91%     2.40%     1.08%    0.38%     0.03%     9.77%   81.11%
400,001 TO 450,000            0.00%     0.37%      0.80%     3.25%     2.21%     0.95%    0.31%     0.00%     7.89%   81.33%
450,001 TO 500,000            0.00%     0.30%      1.12%     2.29%     1.57%     0.90%    0.19%     0.00%     6.37%   81.38%
500,001 TO 550,000            0.00%     0.12%      0.41%     1.40%     0.87%     0.53%    0.09%     0.00%     3.43%   80.54%
550,001 TO 600,000            0.00%     0.09%      0.41%     1.56%     0.68%     0.72%    0.04%     0.00%     3.50%   82.55%
600,001 TO 650,000            0.00%     0.05%      0.25%     0.44%     0.39%     0.35%    0.05%     0.05%     1.58%   81.66%
650,001 TO 700,000            0.00%     0.00%      0.32%     0.53%     0.75%     0.21%    0.11%     0.00%     1.93%   80.96%
700,001 TO 750,000            0.00%     0.00%      0.28%     0.51%     0.40%     0.12%    0.17%     0.00%     1.48%   82.61%
750,001 TO 800,000            0.00%     0.00%      0.12%     0.31%     0.06%     0.06%    0.06%     0.00%     0.62%   85.76%
800,001 TO 850,000            0.00%     0.00%      0.00%     0.13%     0.27%     0.07%    0.00%     0.00%     0.46%   78.78%
850,001 TO 900,000            0.00%     0.00%      0.00%     0.00%     0.07%     0.00%    0.00%     0.00%     0.07%   74.94%
900,001 TO 950,000            0.00%     0.00%      0.00%     0.14%     0.00%     0.00%    0.00%     0.00%     0.14%   84.86%
                      ----    ----      ----      -----     -----     -----     -----     ----      ----    ------    -----
TOTAL:                0.00%   0.08%     6.12%     16.82%    38.28%    24.43%    10.74%    3.40%     0.14%   100.00%   82.31%
                      ====    ====      ====      =====     =====     =====     =====     ====      ====    ======    =====


                                GROSS   LIMTED   STATED
PRIN BALANCE            WAC    MARGIN     DOC      DOC    LITE DOC.   STREAMLINED
------------          ------   ------   ------   ------   ---------   -----------
(50,000 increments)
1 TO 50,000           10.605    7.354   14.58%     3.43%     2.63%       37.77%
50,001 TO 100,000      9.818    6.516   12.94%     3.84%     3.37%       46.62%
100,001 TO 150,000     8.283    6.391   15.09%     7.42%     4.46%       28.01%
150,001 TO 200,000     7.491    6.363   17.54%    15.68%     2.30%       19.30%
200,001 TO 250,000     7.288    6.293   14.76%    14.39%     4.55%       26.94%
250,001 TO 300,000     7.227    6.378   11.59%    17.52%     4.24%       33.44%
300,001 TO 350,000     7.101    6.373   15.75%    16.29%     3.39%       37.05%
350,001 TO 400,000     7.213    6.444   14.00%    16.35%     5.71%       37.51%
400,001 TO 450,000     7.114    6.501   20.05%    17.93%     4.62%       33.26%
450,001 TO 500,000     7.074    6.414   20.11%    20.09%     7.58%       31.09%
500,001 TO 550,000     7.069    6.379   21.70%    18.19%     3.69%       33.44%
550,001 TO 600,000     7.017    6.394   30.86%    20.91%     5.11%       22.19%
600,001 TO 650,000     6.995    6.251    9.36%    31.39%     9.08%        9.40%
650,001 TO 700,000     6.998    6.294   19.29%    27.71%    11.13%       25.21%
700,001 TO 750,000     7.116    6.585   27.11%    15.22%     3.82%       27.00%
750,001 TO 800,000     7.312    6.550   49.95%    20.11%    10.22%        9.96%
800,001 TO 850,000     6.999    6.703   42.86%    28.64%     0.00%        0.00%
850,001 TO 900,000     6.990    6.990    0.00%   100.00%     0.00%        0.00%
900,001 TO 950,000     7.071    5.250    0.00%     0.00%     0.00%        0.00%
                       -----    -----   -----    ------     -----        -----
TOTAL:                 7.584    6.394   16.65%    15.19%     4.52%       31.12%
                       =====    =====   =====    ======     =====        =====

PREPAYMENT PENALTY & FICO

                                                                                                                          CURRENT
PREPAYMENT PENALTY TERM    NA    451-500   501-550   551-600   601-650   651-700   701-750   751-800   801-850    TOTAL     LTV
-----------------------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   -------
(whatever increments)
0                                 0.04%     2.23%      6.46%    13.78%     9.98%     3.83%     1.17%    0.06%     37.55%   83.05%
12                                0.00%     0.19%      0.43%     1.77%     1.00%     0.72%     0.13%    0.00%      4.24%   82.14%
24                                0.04%     3.47%      8.96%    20.16%    11.71%     4.80%     1.55%    0.04%     50.73%   82.40%
36                                0.00%     0.23%      0.97%     2.57%     1.73%     1.40%     0.55%    0.04%      7.48%   78.09%
                                  ----      ----      -----     -----     -----     -----      ----     ----     ------    -----
TOTAL:                            0.08%     6.12%     16.82%    38.28%    24.43%    10.74%     3.40%    0.14%    100.00%   82.31%
                                  ====      ====      =====     =====     =====     =====      ====     ====     ======    =====

                                   GROSS    AVG PRIN    LIMTED   STATED   LITE DOC.
PREPAYMENT PENALTY TERM    WAC    MARGIN       BAL        DOC      DOC       DOC      STREAMLINED
-----------------------   -----   ------   ----------   ------   ------   ---------   -----------
(whatever increments)
0                         7.801    6.198   182,704.91   13.68%   15.91%     4.47%        32.89%
12                        7.591    6.532   250,840.55   22.87%   12.05%     5.27%        29.06%
24                        7.503    6.517   201,729.53   16.47%   14.30%     4.74%        33.05%
36                        7.045    6.400   216,332.77   29.27%   19.30%     2.83%        10.35%
                          -----    -----   ----------   -----    -----      ----         -----
TOTAL:                    7.584    6.394   196,666.46   16.65%   15.19%     4.52%        31.12%
                          =====    =====   ==========   =====    =====      ====         =====

MORTG RATES & FICO

                                                                                                         CURRENT           GROSS
MORTG RATES         NA  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL     LTV      WAC   MARGIN
-----------         --  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000           0.00%    0.00%     0.00%    0.00%    0.00%    0.05%   0.00%    0.00%     0.05%   80.00%   4.875  5.5000
5.001 TO 5.500           0.00%    0.02%     0.00%    0.05%    0.11%    0.06%   0.02%    0.00%     0.27%   73.92%   5.308  5.0993
5.501 TO 6.000           0.00%    0.00%     0.26%    1.41%    1.00%    0.70%   0.23%    0.00%     3.59%   78.90%   5.902  5.6724
6.001 TO 6.500           0.00%    0.21%     1.74%    5.00%    3.86%    2.22%   0.82%    0.00%    13.84%   79.12%   6.334  5.9728
6.501 TO 7.000           0.00%    0.47%     3.55%    9.95%    6.46%    2.56%   0.92%    0.03%    23.96%   79.42%   6.811  6.2384
7.001 TO 7.500           0.00%    0.90%     3.27%    7.92%    4.57%    1.73%   0.44%    0.08%    18.91%   80.24%   7.297  6.5182
7.501 TO 8.000           0.02%    1.55%     3.68%    6.37%    3.50%    1.25%   0.34%    0.01%    16.71%   81.29%   7.786  6.6455
8.001 TO 8.500           0.02%    1.09%     1.56%    1.96%    1.19%    0.56%   0.11%    0.00%     6.49%   82.08%   8.286  6.9134
8.501 TO 9.000           0.03%    1.21%     1.55%    1.10%    0.61%    0.51%   0.14%    0.01%     5.15%   85.64%   8.786  6.8237
9.001 TO 9.500           0.00%    0.34%     0.32%    0.28%    0.35%    0.19%   0.04%    0.00%     1.52%   91.44%   9.305  7.1688
9.501 TO 10.000          0.00%    0.20%     0.16%    0.47%    0.55%    0.38%   0.17%    0.01%     1.94%   96.33%   9.889  7.0277
10.001 TO 10.500         0.00%    0.09%     0.05%    0.56%    0.55%    0.32%   0.12%    0.00%     1.68%   98.45%  10.373  7.3925
10.501 TO 11.000         0.00%    0.02%     0.27%    1.38%    0.75%    0.14%   0.01%    0.00%     2.57%   99.36%  10.900  6.7828
11.001 TO 11.500         0.00%    0.00%     0.22%    0.87%    0.59%    0.08%   0.03%    0.00%     1.80%   99.53%  11.301      --
11.501 TO 12.000         0.00%    0.00%     0.17%    0.44%    0.31%    0.02%   0.00%    0.00%     0.94%   99.14%  11.852      --
12.001 TO 12.500         0.00%    0.00%     0.01%    0.25%    0.03%    0.00%   0.00%    0.00%     0.30%   98.57%  12.380      --
12.501 TO 13.000         0.00%    0.00%     0.02%    0.26%    0.02%    0.00%   0.00%    0.00%     0.30%   98.65%  12.787      --
13.001 TO 13.500         0.00%    0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%   95.00%  13.375      --
13.501 TO 14.000         0.00%    0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%   99.97%  13.750      --
                         ----     ----     -----    -----    -----    -----    ----     ----    ------    -----   ------  ------
TOTAL:                   0.08%    6.12%    16.82%   38.28%   24.43%   10.74%   3.40%    0.14%   100.00%   82.31%   7.584  6.3937
                         ====     ====     =====    =====    =====    =====    ====     ====    ======    =====   ======  ======

                     AVG PRIN    LIMTED  STATED  LITE
MORTG RATES             BAL       DOC      DOC   DOC.   STREAMLINED
-----------         ----------  -------  ------  ----   -----------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000      588,000.00  100.00%   0.00%  0.00%      0.00%
5.001 TO 5.500      306,460.79   55.72%   8.97%  0.00%      0.00%
5.501 TO 6.000      303,307.22   29.11%   2.91%  2.43%     10.37%
6.001 TO 6.500      308,016.26   24.55%  12.78%  6.76%     16.89%
6.501 TO 7.000      273,285.99   17.17%  19.23%  4.08%     25.63%
7.001 TO 7.500      261,046.85   13.95%  17.42%  3.87%     37.16%
7.501 TO 8.000      235,085.22   12.47%  18.14%  3.91%     37.20%
8.001 TO 8.500      197,661.07   14.96%  20.90%  2.66%     31.08%
8.501 TO 9.000      156,708.21   16.98%  11.58%  8.30%     23.33%
9.001 TO 9.500      108,476.31   14.92%   9.74%  9.87%     16.93%
9.501 TO 10.000      81,335.59   17.14%   5.57%  8.07%     39.85%
10.001 TO 10.500     70,115.88   12.08%   1.32%  2.59%     55.06%
10.501 TO 11.000     66,163.22   15.08%   1.50%  3.95%     56.18%
11.001 TO 11.500     69,313.87    8.11%   1.86%  3.90%     67.26%
11.501 TO 12.000     55,254.34    2.36%   2.63%  1.40%     72.59%
12.001 TO 12.500     58,852.21    0.45%   4.19%  0.00%     87.90%
12.501 TO 13.000     57,140.76    4.66%   5.18%  0.00%     86.68%
13.001 TO 13.500     32,993.07    0.00%   0.00%  0.00%    100.00%
13.501 TO 14.000     20,147.70    0.00%   0.00%  0.00%    100.00%
                    ----------  ------   -----   ----     ------
TOTAL:              196,666.46   16.65%  15.19%  4.52%     31.12%
                    ==========  ======   =====   ====     ======

MORTG RATES & LTV

                     LTV    LTV                                                                                  GROSS
MORTG RATES         0-10   11-20  21-30  31-40  41-50  51-60  61-70  71-80   81-90   91-100   TOTAL   AVG FICO  MARGIN
-----------         ----   -----  -----  -----  -----  -----  -----  -----   -----   ------  ------   --------  ------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.05%   0.00%   0.00%    0.05%   723.000   5.500
5.001 TO 5.500      0.00%  0.00%  0.00%  0.00%  0.02%  0.04%  0.01%   0.17%   0.02%   0.00%    0.27%   674.660   5.099
5.501 TO 6.000      0.00%  0.00%  0.00%  0.03%  0.01%  0.10%  0.26%   2.38%   0.65%   0.15%    3.59%   665.370   5.672
6.001 TO 6.500      0.00%  0.00%  0.01%  0.01%  0.04%  0.29%  0.94%  10.37%   1.91%   0.27%   13.84%   656.340   5.973
6.501 TO 7.000      0.00%  0.00%  0.04%  0.07%  0.23%  0.54%  1.09%  17.21%   4.15%   0.62%   23.96%   646.960   6.238
7.001 TO 7.500      0.00%  0.00%  0.03%  0.09%  0.10%  0.34%  1.09%  12.76%   3.19%   1.30%   18.91%   637.180   6.518
7.501 TO 8.000      0.00%  0.02%  0.03%  0.05%  0.11%  0.22%  0.73%  10.32%   3.48%   1.74%   16.71%   624.050   6.645
8.001 TO 8.500      0.00%  0.00%  0.01%  0.04%  0.06%  0.15%  0.41%   3.25%   1.41%   1.16%    6.49%   614.520   6.913
8.501 TO 9.000      0.00%  0.00%  0.02%  0.02%  0.04%  0.04%  0.29%   1.69%   1.30%   1.75%    5.15%   605.340   6.824
9.001 TO 9.500      0.00%  0.00%  0.00%  0.00%  0.01%  0.00%  0.00%   0.30%   0.33%   0.88%    1.52%   619.320   7.169
9.501 TO 10.000     0.00%  0.00%  0.00%  0.00%  0.00%  0.02%  0.03%   0.07%   0.18%   1.64%    1.94%   655.290   7.028
10.001 TO 10.500    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.01%   0.03%   0.08%   1.55%    1.68%   664.340   7.392
10.501 TO 11.000    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.01%   0.05%   2.50%    2.57%   640.150   6.783
11.001 TO 11.500    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.04%   1.75%    1.80%   641.150      --
11.501 TO 12.000    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.01%   0.01%   0.91%    0.94%   633.790      --
12.001 TO 12.500    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.01%   0.29%    0.30%   631.970      --
12.501 TO 13.000    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.02%   0.28%    0.30%   616.630      --
13.001 TO 13.500    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%   611.000      --
13.501 TO 14.000    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%   618.000      --
                    ----   ----   ----   ----   ----   ----   ----   -----   -----   -----   ------    -------   -----
TOTAL:              0.00%  0.02%  0.15%  0.33%  0.63%  1.73%  4.85%  58.64%  16.85%  16.81%  100.00%   638.600   6.394
                    ====   ====   ====   ====   ====   ====   ====   =====   =====   =====   ======    =======   =====

                     AVG PRIN   LIMTED   STATED  LITE
MORTG RATES            BAL        DOC      DOC   DOC.   STREAMLINED
-----------         ----------  ------   ------  ----   -----------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000      588,000.00  100.00%   0.00%  0.00%      0.00%
5.001 TO 5.500      306,460.79   55.72%   8.97%  0.00%      0.00%
5.501 TO 6.000      303,307.22   29.11%   2.91%  2.43%     10.37%
6.001 TO 6.500      308,016.26   24.55%  12.78%  6.76%     16.89%
6.501 TO 7.000      273,285.99   17.17%  19.23%  4.08%     25.63%
7.001 TO 7.500      261,046.85   13.95%  17.42%  3.87%     37.16%
7.501 TO 8.000      235,085.22   12.47%  18.14%  3.91%     37.20%
8.001 TO 8.500      197,661.07   14.96%  20.90%  2.66%     31.08%
8.501 TO 9.000      156,708.21   16.98%  11.58%  8.30%     23.33%
9.001 TO 9.500      108,476.31   14.92%   9.74%  9.87%     16.93%
9.501 TO 10.000      81,335.59   17.14%   5.57%  8.07%     39.85%
10.001 TO 10.500     70,115.88   12.08%   1.32%  2.59%     55.06%
10.501 TO 11.000     66,163.22   15.08%   1.50%  3.95%     56.18%
11.001 TO 11.500     69,313.87    8.11%   1.86%  3.90%     67.26%
11.501 TO 12.000     55,254.34    2.36%   2.63%  1.40%     72.59%
12.001 TO 12.500     58,852.21    0.45%   4.19%  0.00%     87.90%
12.501 TO 13.000     57,140.76    4.66%   5.18%  0.00%     86.68%
13.001 TO 13.500     32,993.07    0.00%   0.00%  0.00%    100.00%
13.501 TO 14.000     20,147.70    0.00%   0.00%  0.00%    100.00%
                    ----------   -----   -----   ----     ------
TOTAL:              196,666.46   16.65%  15.19%  4.52%     31.12%
                    ==========   =====   =====   ====     ======